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                                                                   EXHIBIT 10.23
                                             [CLAYTON UTZ LOGO]

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AVAX AUSTRALIA HOLDINGS PTY LIMITED
AVAX Holdings

EASTPAC, INC.
Eastpac

JETONA PTY LTD
Jetona

AVT HOLDINGS LIMITED
AVT

TERMINATION DEED - SHAREHOLDERS AGREEMENT FOR AVAX AUSTRALIA AND AVAX MANUFACTURING

                                   CLAYTON UTZ
                                     LAWYERS
          Levels 23-35 No 1 O'Connell Street Sydney NSW 2000 Australia
            PO Box H3 Australia Square Sydney NSW 1215 DX 370 Sydney
                               www.claytonutz.com
                    Tel + 61 2 9353 4000 Fax + 61 2 8220 6700
                   OUR REF - 169/832/1708064 CONTACT JON SKENE

            SYDNEY - MELBOURNE - BRISBANE - PERTH - CANBERRA - DARWIN

  Liability limited by the Solicitors' Limitation of Liability Scheme approved under the Professional Standards Act 1994 (NSW)

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TABLE OF CONTENTS

1.      DEFINITIONS AND INTERPRETATION.......................................2

        1.1      Interpretation..............................................2

2.      OPERATIVE PROVISIONS.................................................2

        2.1      Termination.................................................3
        2.2      Without Prejudice...........................................3

3.      RELEASE OF LIABILITY.................................................3


4.      GENERAL..............................................................3

        4.1      Further assurance...........................................3
        4.2      Governing Law...............................................3
        4.3      Counterparts................................................4
        4.4      Modification................................................4
        4.5      Legal Costs.................................................4

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DEED MADE AT SYDNEY ON JANUARY 1, 2002
PARTIES AVAX AUSTRALIA HOLDINGS PTY LIMITED, ACN 089 164 090 ("AVAX") and
              EASTPAC, INC., ("EASTPAC")
              and
              JETONA PTY LTD, ACN 089 914 152 ("JETONA") and
              AVT HOLDINGS LIMITED, ARBN 065 824 302 (formerly known as Neptunus International Holdings Limited), ("AVT"),

RECITALS
A.       The parties to this Deed are all parties to the Shareholders Agreement, dated 25 November 1999 ("SHAREHOLDERS AGREEMENT").
B.       The parties have agreed to terminate the Shareholders Agreement on the terms of this Deed.

THIS DEED PROVIDES
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1.       DEFINITIONS AND INTERPRETATION

1.1      INTERPRETATION

         In this Deed, including the Recitals, unless the context indicates a contrary intention:

         (a) words importing the singular number include the plural and vice versa and words denoting a given gender include all other genders;
         (b) the expression "persons" includes an individual, the estate of an individual, a body politic, a corporation and a statutory or other authority or association (incorporated or unincorporated);
         (c) headings and underlining are for convenience only and do not affect interpretation;
         (d) references to parties, clauses, sub-clauses, schedules, exhibits or annexures are references to parties, clauses, sub-clauses, schedules, exhibits and annexures to or of this Deed and a reference to this Deed includes any schedule, exhibit and annexure;
         (e) references to this Deed, or any other deed, agreement, instrument or document include references to this Deed, or such other deed, agreement, instrument or document as amended, novated, supplemented, varied or replaced from time to time; and
         (f) references to any person or to any party to this Deed shall include that person's or party's executors, administrators, successors and permitted assigns.
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2.       CONDITION

2.1 This deed shall be conditional upon and shall take place contemporaneously with:

         (a) the execution of the Selective Share Buy-Back Agreement for [5,200] shares in AVAX Australia Manufacturing Pty Limited held by Eastpac;
         (b) the execution of the Selective Share Buy-Back Agreement for [4,926] shares in AVAX Australia Pty Limited held by Eastpac;
         (c) the execution of the Royalty Agreement between Eastpac and AVAX Australia Pty Ltd pursuant to which Eastpac receives a royalty on products sold by AVAX Australia Pty Ltd; and
         (d) the execution of the Termination Deed - NIHL Option Deed between AVT and AVAX Technologies, Inc. pursuant to which those parties agree to terminate the Option Deed between them dated 25 November 2001.

This deed shall also be conditional on:

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         (a)  AVAX Australia Pty Ltd obtaining shareholder approval pursuant to
              Part 2J.1 of the CORPORATIONS ACT (Cth) 2001; and
         (b) AVT obtaining shareholder approval for the transactions contemplated by the agreements referred to in clause 2.1.
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3.       OPERATIVE PROVISIONS

3.1      TERMINATION

         (a) Subject to clause 2.1(b), the Shareholders Agreement is terminated with immediate effect and each of the parties acknowledges and agrees that it will be of no further force or effect whatsoever.
         (b) The parties acknowledge and agree that, pursuant to clause 11.4 of the Shareholders Agreement, the covenants contained at both clause 10 and clause 11 of the Shareholders Agreement, which are set out in full in Annexure 1, apply world-wide and continue beyond the termination of the Shareholders Agreement until they are released in writing by all other parties.
         (c) For the avoidance of doubt the parties confirm that after the termination of the Shareholders Agreement the A and B Class shares in AVAX Australia Pty Ltd and AVAX Australia Manufacturing Pty Ltd shall be converted back to ordinary shares.

3.2      WITHOUT PREJUDICE

         Notwithstanding clause 3.1 of this Deed, the parties acknowledge that this Deed will operate without prejudice to any documents entered into by them (other than the Shareholders Agreement) and any arrangements contemplated in those documents.
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4.       RELEASE OF LIABILITY

         (a) Subject to complying with the provisions of this Deed, with effect on and from the date of this Deed, each of the parties releases and forever discharges each other party absolutely from all future Claims that any party may have or, but for this Deed, might have had against any other party arising out of, or in connection directly or indirectly with, the performance of the Shareholders Agreement, other than as referred to in clause 2.1(b).
         (b) Clause 3(a) does not apply to release any party from any existing breach of the Shareholders Agreement.
         (c) In this clause 3, "Claims" means any claims, suits, demands, causes of action (whether based in contract, tort or statute), costs and other liabilities of any nature in respect of the Shareholders Agreement.
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5.       GENERAL

5.1      FURTHER ASSURANCE

         The parties covenant that each party will do all acts and things and execute all deeds and documents and other writings as are from time to time reasonably required for the purposes of or to give effect to this Deed including seeking or supporting any application made or required to be made to any Governmental or regulatory authority, or any court.

5.2      GOVERNING LAW

         This Deed will be governed by and construed in accordance with the laws of the State of New South Wales and the parties agree to submit to the jurisdiction of the Courts of the State of New South Wales.

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5.3      COUNTERPARTS

         This Deed may be signed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same document.

5.4      MODIFICATION

         This Deed may not be modified, amended, added to or otherwise varied except by a document in writing signed by each of the parties or signed on behalf of each party by a director under hand.

5.5      LEGAL COSTS

         Each party must pay its own legal costs in relation to this Deed.

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EXECUTED as a deed.

THE COMMON SEAL of AVAX AUSTRALIA HOLDINGS LIMITED, (ACN 089 164 090) was affixed by the authority of the Board of Directors by or in the presence of:

/s/ David Lothrop Tousley             /s/ John Kenneth Anderton Prendergast
-------------------------             ----------------------------------------
Signature of Director                 Signature of Secretary/other Director

David Lothrop Tousley                 John Kenneth Anderton Prendergast
-------------------------             ----------------------------------------
Name of Director in full              Name of Secretary/other Director in full


EXECUTED BY EASTPAC, INC. by or in the
presence of:

/s/ Hudson H.F. Chen                             /s/ Richard L.S. Hill
-----------------------------------------        ------------------------------
Authorised Signatory (Secretary/Director)        Signature of other Director

Hudson H.F. Chen                                 Richard L.S. Hill
-----------------------------------------        ------------------------------
Name of Secretary/Director in full               Name of other Director in full

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THE COMMON SEAL of JETONA PTY LTD.,(ACN 089 914 152) was affixed by the authority of the Board of Directors by or in the presence of:

/s/ Hudson H.F. Chen                   /s/ Richard L.S. Hill
-------------------------              ----------------------------------------
Signature of Director                  Signature of Secretary/other Director

Hudson H.F. Chen                       Richard L.S. Hill
-------------------------              ----------------------------------------
Name of Director in full               Name of Secretary/other Director in full


EXECUTED by AVT HOLDINGS LIMITED
(ARBN 065 824 302) by or in the presence of:

/s/ Hudson H.F.Chen                     /s/ Richard L.S.Hill
------------------------               -------------------------------------
Signature of Director                  Signature of Secretary/other Director

Hudson H.F.Chen                        Richard L.S.Hill
------------------------               -------------------------------------
Name of Director in full               Name of Secretary/other Director in full

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ANNEXURE 1: CLAUSE 10 AND CLAUSE 11 OF THE SHAREHOLDERS AGREEMENT

10.      CONFIDENTIALITY

10.1     CONFIDENTIAL INFORMATION AND PROPRIETARY PROPERTY

         In consideration for access to the Proprietary Property being granted to NIHL Sub and the Companies, each of NIHL, NIHL Sub and NIHL ServiceCo acknowledges and agrees that:

         (a) the Confidential Information is disclosed to NIHL Sub (and NIHL and NIHL ServiceCo, if applicable) in confidence and is and will at all times be owned by AVAX Holdings or some Related Body Corporate of AVAX Holdings (other than AVAX Australia or AVAX Manufacturing) and it will not claim any ownership interest in the Proprietary Property, either for itself or for AVAX Australia or AVAX Manufacturing;

         (b) it must, subject to the terms of this Agreement, hold all Confidential Information and/or Proprietary Property in strict confidence;

         (c) it must not reveal any Confidential Information and/or Proprietary Property to any person except strictly on a need-to-know basis to persons approved in writing by AVAX Holdings and for the purposes of this Agreement and to persons who have executed written confidentiality undertakings at least as comprehensive as provided in this Agreement, a copy of which will be provided to AVAX Holdings;

         (d) it will not use any Confidential Information and/or Proprietary Property except for the purposes of this Agreement;

         (e) it must take all reasonable steps to ensure that its officers, employees, contractors and agents also observe the obligations of these provisions; and

         (f) it will not make, use, sell, duplicate, transfer or have made, used, sold, duplicated or transferred to others (except AVAX Holdings or any of its Related Bodies Corporate) or assist or permit any other party to make, use, sell, duplicate, transfer any product or process in whole or in part comprising or incorporating any of the Proprietary Property without the prior written permission of AVAX Holdings. Only after obtaining such written permission from AVAX Holdings may NIHL Sub permit any third party to have any access to or use any of the Proprietary Property.

10.2     DISCLOSURE

         For the purposes of this Agreement, it is agreed that each of the parties may disclose those terms of the Transaction Agreements and any other agreements between AVAX Holdings, AVAX Australia, AVAX Technologies, AVAX International IP Holdings Inc and the Originators relating to the Licensed Products as is necessary to enable them to observe their legal obligations, whether arising under the Corporations Law, the Official Listing Rules of the Australian Stock Exchange Limited or the United States Securities Exchange Commission or otherwise, provided that the party first provides written notice to each of the other parties of the exact terms of the intended disclosure and obtains the written consent of each of the other parties to the disclosure, which consent will not be unreasonably withheld.

11.      CONFIDENTIALITY OF COMMERCIAL CONTACTS

11.1 Subject to the provisions of clause 10, each of the parties covenant and agree with each other that:

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         (a)  an Introduction may lead to Contacts;

         (b) the Contacts are the result of the acts of the other party and are the property of the other party and, unless authorised in writing by the other party, should not be used for any purpose other than in relation to the Business; and

         (c) in consideration of the Introduction and the disclosure of the Confidential Information they will not disclose any Contact or attempt to negotiate or negotiate or attempt to participate or participate in any transaction with any Contact unless authorised in writing by the other party.

11.2 Each of the parties covenant and agree with each other that in consideration of the Introduction and disclosure of the Confidential Information, unless authorised in writing by each other party they will:

         (a) keep absolutely secret the fact of supply and all of the Confidential Information received by it;

         (b) not make or cause to be made any copy, duplicate, replica, summary, precis or otherwise make or construct any document, material or thing similar to any of the Confidential Information;

         (c) not allow any other person, firm, corporation or other entity whatsoever to view, read, encode, copy, record whether on computer disk, tape or other electronic or mechanical means, or otherwise, to come into contact with the Confidential Information;

         (d) not discuss in detail or general the fact that the Confidential Information has been supplied, the purpose of the supply of the Confidential Information or the contents of the Confidential Information with any person, firm, corporation or other entity whatsoever;

         (e) return each copy of the Confidential Information supplied by the other party as and when required to do so, without retaining any copies or allowing any other entity to do so; and

         (f) not utilise in any way directly or indirectly any Confidential Information supplied by the other party to its financial, managerial or strategic benefit or to the financial, managerial and strategic detriment of the other party however such detriment may arise.

11.3 Each of the parties must procure that its Related Bodies Corporate, officers, employees, agents and advisers (whether or not still employed or engaged in that capacity) do not do or omit to do anything which, if done or omitted to be done by them, would be a breach of their obligations under this Agreement.

11.4 Each of the parties covenant and agree with each other that their covenants in accordance with clause 10 and this clause 11 apply world-wide and will continue beyond the termination of this Agreement until they are released in writing by all other parties.

11.5 Each of the parties acknowledges that damages are not a sufficient remedy for any other party for any breach of clauses 10 and 11 hereof and the party whose rights under clauses 10 and 11 hereof are breached is entitled to specific performance or injunctive relief (as appropriate) as a remedy for any such breach or threatened breach by any other party in addition to any other remedies available at equity or in law.

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